Exhibit 99.1

1001 Louisiana St., Suite 2900 Houston, TX 77002 NYSE: SPN (713) 654-2200

FOR FURTHER INFORMATION CONTACT:

David Dunlap, President and CEO, (713) 654-2200;

Robert Taylor, CFO or Greg Rosenstein, EVP of Corporate Development, (504) 587-7374

Superior Energy Services Initiates Regular Quarterly Dividend

Houston – December 11, 2013 – Superior Energy Services, Inc. (NYSE: SPN) today announced that its Board of Directors has approved initiating a quarterly dividend program and has declared an initial quarterly dividend of $0.08 per share on its outstanding common stock. The initial dividend will be paid on February 19, 2014 to all shareholders of record as of the close of business on January 30, 2014.

David Dunlap, President and CEO of the Company, commented, “The board’s decision to initiate a quarterly dividend further reflects our commitment to a disciplined capital allocation policy and our confidence in the Company’s ability to generate significant free cash flow moving forward. We are pleased to enhance shareholder value through this dividend policy while maintaining our strong balance sheet and continuing our geographic expansion strategy.”

Future amounts and payment dates of the cash dividend will be subject to Board of Directors approval and may be adjusted as business needs or market conditions change.

About Superior Energy Services

Superior Energy Services, Inc. serves the drilling, completion and production-related needs of oil and gas companies worldwide through its brand name drilling products and its integrated completion and well intervention services and tools, supported by an engineering staff who plan and design solutions for customers.

Statements in this press release other than statement of historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward-looking statements. Among the factors that could cause actual results to differ materially are risks inherent in acquiring businesses, including the ability to successfully integrate Complete Production Services Inc.’s operations into the Company’s legacy operations and the costs incurred in doing so; the effect of regulatory programs and environmental matters on our performance, including the risk that future changes in the regulation of hydraulic fracturing could reduce or eliminate demand for our pressure pumping services; risks associated with business growth outpacing the capabilities of the Company’s infrastructure and workforce; risks associated with the uncertainty of macroeconomic and business conditions worldwide; the cyclical nature and volatility of the oil and gas industry, including the level of exploration, production and development activity and the volatility of oil and gas prices; changes in competitive factors affecting our operations; political, economic and other risks and uncertainties associated with international operations; the lingering impact on exploration and production activities in the U.S. coastal waters following the Deepwater Horizon incident; the impact that unfavorable or unusual weather conditions could have on the

Company’s operations; the potential shortage of skilled workers; the Company’s dependence on certain customers; the risks inherent in long-term fixed-price contracts; operating hazards, including the significant possibility of accidents resulting in personal injury or death, property damage or environmental damage; and other material factors that are described in detail in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, as subsequently updated by the Company’s filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. Investors are cautioned that many of the assumptions on which the Company’s forward-looking statements are based are likely to change after such forward-looking statements are made, including for example the market prices of oil and natural gas and regulations affecting oil and gas operations, which the Company cannot control or anticipate. Further, the Company may make changes to its business plans that could or will affect its results. The Company undertakes no obligation to update any of its forward-looking statements and the Company does not intend to update its forward-looking statements more frequently than quarterly, notwithstanding any changes in its assumptions, changes in its business plans, its actual experience, or other changes. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

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